UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
FORM 8-K/A
(Amendment No. 1)
CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934
Date of Report (Date of earliest event reported): February 4, 2009
XATA CORPORATION
(Exact name of registrant as specified in its charter)

Minnesota (State of other jurisdiction of incorporation)	0-27166 (Commission File No.)	41-1641815 (IRS Employer Identification Number)
965 Prairie Center Drive, Eden Prairie, Minnesota 55344
(Address of principal executive offices) (Zip Code)
Registrant’s telephone number, including area code: (952) 707-5600
(Former name, former address and former fiscal year, if changed since last report): N/A
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02.	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.
Explanatory Note: In a Current Report on Form 8-K filed by XATA Corporation with the Securities and Exchange Commission on February 9, 2009 (the “Original 8-K”), XATA reported in Item 5.02(e), among other things, the February 4, 2009 grant of restricted stock unit awards to its named executive officers and certain other executive officers. The Original 8-K incorrectly described the vesting and settlement provisions of these award agreements, and this amendment is being filed to correct that description. Although in all other respects the Original 8-K was correct, the complete text of Item 5.02(e) as amended is provided below in accordance with Rule 12b-15.
(e) Amendment of 2007 Long-Term Incentive and Stock Option Plan. On February 4, 2009, the shareholders of XATA Corporation (“XATA” or the “Company”) approved certain amendments to the Company’s 2007 Long-Term Incentive and Stock Option Plan (the “2007 Plan”) at the Company’s Annual Meeting of Shareholders. The principal changes to the existing 2007 Plan that were approved and are reflected in the amendment and restatement are as follows:
•	The aggregate number of shares that may be issued under the 2007 Plan was increased by 1,000,000;

•	Restricted stock unit awards have been added as an additional form of permitted award;

•	The exercise price of all stock options and stock appreciation rights must be equal to or greater than the fair market value of a share of XATA common stock on the date of grant; and

•	The maximum number of shares with respect to which stock options and stock appreciation rights may be granted to any individual during any fiscal year may not exceed 300,000.
     Additional information regarding the amendments to the Plan is set forth in the Company’s Proxy Statement filed with the Securities and Exchange Commission on December 22, 2008, and the Plan as amended is attached to that Proxy Statement as Appendix A.
     Restricted Stock Unit Awards. Also on February 4, 2009, the Compensation Committee (the “Committee”) of the Board of Directors of the Company granted to certain executive officers of the Company restricted stock unit (“RSU”) awards under the Plan. Included among these awards were the following awards made to named executive officers of the Company:
•	John J. Coughlan, Chairman and CEO: 36,000 RSUs

•	Mark E. Ties, CFO: 20,000 RSUs

•	David A. Gagne, EVP Field Operations: 19,600 RSUs.
     One-third of the RSUs will vest each year over a 3 year period. If the executive’s employment with the Company ends for any reason other than death, he shall forfeit all right to all unvested RSUs. If the executive’s employment ends during any vesting period due to death, then the executive shall become immediately vested in the next installment of RSUs scheduled to vest but shall forfeit all right to all other unvested RSUs. If a change in control of the Company (as defined in the regulations under Internal Revenue Code Section 409A) occurs during any vesting period, then the next installment of RSUs scheduled to vest shall immediately vest, and any remaining unvested RSUs will continue to vest in accordance with the original vesting schedule.
     One share of the Company’s common stock shall be issued in settlement of each vested RSU, and such settlement shall occur on the earliest of the following events: (1) the second anniversary of the total RSU award being fully vested, (2) the termination of the executive’s employment, or (3) a change in control of the Company.

Item 9.01.	Financial Statements and Exhibits.

(d) Exhibit Number	Description
10.1	Form of XATA Corporation Restricted Stock Unit Award Agreement.

SIGNATURE
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: December 10, 2009	XATA CORPORATION
	By:	/s/ Wesley Fredenburg
Wesley Fredenburg
General Counsel